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March 10, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
    Merrill Lynch Investor Life - 33-41830
    Merrill Lynch Investor Life Plus - 33-41829
    Merrill Lynch Estate Investor I - 33-55678
    Merrill Lynch Estate Investor II - 33-55472
    Merrill Lynch Legacy Power - 333-47844

Commissioners:

Merrill Lynch Life Insurance Company (the "Company"), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2005, for the following underlying mutual funds ("Funds") in which Registrant invests:

ANNUAL REPORT FILINGS:

FAM SERIES FUND, INC.
Mercury Balanced Capital Strategy Portfolio
Mercury Core Bond Strategy Portfolio
Mercury Fundamental Growth Strategy Portfolio
Mercury Global Allocation Strategy Portfolio
Mercury High Yield Portfolio
Mercury Intermediate Government Bond Portfolio
Mercury Large Cap Core Strategy Portfolio
Mercury Money Reserve Portfolio

FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Mercury Domestic Money Market V.I. Fund
Mercury Fundamental Growth V.I. Fund
Mercury Global Allocation V.I. Fund
Mercury Global Growth V.I. Fund
Mercury Government Bond V.I. Fund
Mercury Index 500 V.I. Fund
Mercury International V.I. Fund

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Mercury Large Cap Growth V.I. Fund
Mercury Large Cap Value V.I. Fund
Mercury Value Opportunities V.I. Fund
Mercury Utilities and Telecommunications V.I. Fund

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Capital Appreciation Fund
AIM V.I. International Growth Fund
AIM V.I. Core Equity Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
Growth and Income Portfolio
Large Cap Growth Portfolio

DAVIS VARIABLE ACCOUNT FUND, INC.
Davis Value Portfolio

MFS VARIABLE INSURANCE TRUST
MFS Emerging Growth Series

PIMCO VARIABLE INSURANCE TRUST
Total Return Portfolio

SELIGMAN PORTFOLIOS, INC.
Seligman Smaller-Cap Value Portfolio

VAN KAMPEN LIFE INVESTMENT TRUST
Emerging Growth Portfolio

MLIG VARIABLE INSURANCE TRUST
Roszel/Delaware Trend Portfolio
Roszel/Allianz CCM Capital Appreciation Portfolio

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,


/s/ Kirsty Lieberman
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                      Merrill Lynch Life Insurance Company
                            1300 Merrill Lynch Drive
                              Pennington, NJ 08534